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                            ASSET PURCHASE AGREEMENT


                                  by and among


                        FIBRE OPTICS INTERNATIONAL, INC.,
                           (a Washington corporation)


                               DOUGLAS S. CARVER,


                                 DAVE M. CARVER

                                       and

                                FIBERSTARS, INC.
                           (a California corporation)



                           Dated as of August 31, 1998

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

ARTICLE I         PURCHASE AND SALE OF ASSETS...................................................................1
         1.1      Purchase and Sale of Acquired Assets..........................................................1
         1.2      No Buyer Assumption of Liabilities............................................................2
         1.3      Purchase Price for Acquired Assets............................................................2
         1.4      Closing.......................................................................................2
         1.5      Purchase Price Allocation.....................................................................3
         1.6      Sales Tax.....................................................................................3

ARTICLE II        CERTAIN REPRESENTATIONS AND WARRANTIES OF SELLER AND SHAREHOLDERS.............................4
         2.1      Organization, Standing and Power..............................................................4
         2.2      Authority.....................................................................................4
         2.3      Subsidiaries..................................................................................5
         2.4      Valid Ownership Effective Transfer of Necessary Rights........................................5
         2.5      Financial Statements..........................................................................5
         2.6      Absence of Certain Changes or Events..........................................................5
         2.7      Absence of Liabilities........................................................................6
         2.8      Litigation....................................................................................6
         2.9      Restrictions on Business Activities...........................................................6
         2.10     Real Property.................................................................................6
         2.11     Inventory.....................................................................................7
         2.12     Capital Equipment and Hard Assets.............................................................7
         2.13     Proprietary Rights............................................................................7
         2.14     Taxes.........................................................................................8
         2.15     Employee Matters..............................................................................8
         2.16     Compliance With Laws..........................................................................8
         2.17     Environmental Matters.........................................................................9
         2.18     Brokers' and Finders' Fees....................................................................9
         2.19     Contracts.....................................................................................9
         2.20     Insurance....................................................................................10
         2.21     Customers....................................................................................10
         2.22     Investment in Buyer Shares...................................................................11
         2.23     Representations Complete.....................................................................11

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF BUYER......................................................12
         3.1      Organization, Standing and Power.............................................................12
         3.2      Authority....................................................................................12
         3.3      Validity of Buyer Shares.....................................................................12
         3.4      Litigation...................................................................................12
         3.5      Compliance With Laws.........................................................................12
         3.6      Public Information...........................................................................13
         3.7      Brokers' or Finders' Fees....................................................................13
         3.8      Representations Complete.....................................................................13

                                                TABLE OF CONTENTS
                                                                                                             Page
                                                                                                             ----
ARTICLE IV        COVENANTS OF THE PARTIES.....................................................................14
         4.1      Representations and Warranties...............................................................14
         4.2      Access to Documents..........................................................................14
         4.3      Transition Services Performed by Dave M. Carver..............................................14
         4.4      Covenant Not to Compete......................................................................14
         4.5      No Publicity; Confidentiality................................................................15
         4.6      Employee Matters.............................................................................15
         4.7      Trademark Renewal............................................................................15
         4.8      Piggyback Registration.......................................................................15
         4.9      Post-Closing Buyer Covenants.................................................................16
         4.10     Reasonable Best Efforts; Further Assurances..................................................16

ARTICLE V         ESCROW; INDEMNIFICATION......................................................................16
         5.1      Escrow Fund..................................................................................16
         5.2      Indemnification..............................................................................16
         5.3      Indemnification Procedure....................................................................17

ARTICLE VI        CONDITIONS TO CLOSING........................................................................17
         6.1      Buyer's Conditions to Closing................................................................17
         6.2      Seller's Conditions to Closing...............................................................19

ARTICLE VII       GENERAL PROVISIONS...........................................................................20
         7.1      Survival at Closing..........................................................................20
         7.2      Specific Performance.........................................................................20
         7.3      Notices......................................................................................20
         7.4      Interpretation...............................................................................21
         7.5      Counterparts.................................................................................22
         7.6      Entire Agreement; Nonassignability; Parties in Interest......................................22
         7.7      Severability.................................................................................22
         7.8      Remedies Cumulative..........................................................................22
         7.9      Governing Law................................................................................22
         7.10     Rules of Construction........................................................................22
         7.11     Amendments and Waivers.......................................................................23
         7.12     Expenses.....................................................................................23


                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of August 31, 1998, by and among Fibre Optics International, Inc., a Washington corporation ("Seller"), Douglas S. Carver and Dave M. Carver (collectively, the "Shareholders"), and Fiberstars, Inc., a California corporation ("Buyer") (the Seller, Shareholders and Buyer collectively referred to as the "Parties").

                                    RECITALS

         A. Seller has been engaged in the build-to-order manufacturing, sale and shipping of fiberoptics, lighting and signage business (the "Seller's Business").

         B. Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller, on the terms and for the consideration provided below, all the assets relating to the Seller's Business as provided in this Agreement pursuant to the closing of the transactions contemplated by this Agreement (the "Closing") on the Closing Date (as defined in Section 1.4) (such transactions contemplated by this Agreement being referred to as the "Acquisition").

         C. The Shareholders and Boards of Directors of Seller and Buyer believe it is in the best interests of their respective companies and the shareholders of their respective companies that Seller sell to Buyer for the consideration set forth below all the Acquired Assets (as defined hereafter) and, in furtherance thereof, have approved same.

         D. Seller and Buyer desire to make certain representations, warranties and other agreements in connection with the Acquisition.

         E. The Shareholders, as inducement for the Buyer to enter into this Agreement with Seller, desire to make certain representations, warranties and other agreements in connection with the Acquisition.

         NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the Seller, Shareholders and Buyer, intending to be legally bound, agree as follows:


                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

         1.1 Purchase and Sale of Acquired Assets. Subject to the terms and conditions contained in this Agreement, Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase and accept from Seller, all of Seller's right, title and interest in or to the Acquired Assets as set forth on Schedule 1.1 attached hereto (together, the "Acquired Assets"), free and clear of all liens, security interests, pledges, charges, claims, options, rights, defects in title, restrictions or encumbrances of any kind or character whatsoever ("Encumbrances", each an "Encumbrance" ) on the Closing Date; other than those permitted Encumbrances set forth on Section 2.4 of the Seller Disclosure Schedule (as defined hereafter).

         1.2 No Buyer Assumption of Liabilities. Buyer shall not assume any liabilities or obligations of any nature (matured or unmatured, fixed or contingent) of Seller pursuant to this Agreement or the transactions contemplated hereby other than (i) current liabilities accumulated in the normal course of business which are itemized on the most recent balance sheet provided in the Most Recent Balance Sheet (as defined in Section 2.5) to the Buyer as part of Schedule 2.5 to this Agreement or (ii) future obligations under assumed contracts expressly assumed by the Buyer as set forth on Schedule 1.2 (the "Assumed Contracts") attached hereto, except payables to any shareholders, if applicable.

         1.3 Purchase Price for Acquired Assets. The Buyer agrees to pay Eight Hundred Sixty Five Thousand U.S. Dollars ($865,000) (the "Purchase Price"), to the Seller, at the Closing on the terms and subject to the conditions set forth in this Agreement, by delivery of:

                           (i) a cash  payment by wire  transfer of  immediately
available funds to such account as is specified by Seller, in the amount equal to Three Hundred Fifteen Thousand and 05/100 U.S. Dollars ($315,000.05);

                           (ii)  103,108  shares of common  stock of Buyer  (the
"Shares") issued in the name of Fibre Optics International, Inc. and valued in the aggregate amount of Four Hundred Sixty-Three Thousand Five Hundred One and 39/100 U.S. Dollars ($463,501.39) based upon the average of the closing price per share on the ten (10) trading days immediately preceding the Closing (such price being $4.4953 per share, the "Closing Price");

                           (iii) a  deposit  into  escrow  of  19,242  shares of
common stock of Buyer issued in the name of Fibre Optics International, Inc. and valued in the aggregate amount of Eighty-Six Thousand Four Hundred Ninety-Eight and 56/100 U.S. Dollars ($86,498.56) based upon the Closing Price (the "Escrow Shares") in accordance with Section 5.1 below (all Escrow Shares and Shares collectively the "Buyer Shares").

         1.4      Closing.

                  (a) Closing. The Closing shall be held at the offices of Gray Cary Ware & Freidenrich LLP, at 100 Congress Avenue, Suite 1440, Austin, Texas 78701 or at such time and place as may be mutually agreed upon by the Parties to this Agreement, at 10:00 a.m. on August 31, 1998 (the "Closing Date").

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

                  (b)      Delivery At Closing.  At the Closing:

                           (i) Seller shall deliver to Buyer an  Assignment  and
Bill of Sale in the form attached hereto as Exhibit A duly transferring the Acquired Assets to Buyer (the "Bill of Sale").

                           (ii) Buyer shall deliver to Seller the Purchase Price
as set forth in Section 1.3 above.

                           (iii)  Seller and Buyer shall  deliver or cause to be
delivered to one another such other certificates, instruments and documents necessary or appropriate to evidence the due execution, delivery and performance of this Agreement as set forth in Sections 6.1(f) and 6.2(e) below.

                           (iv)  Seller  shall  deliver all books and records of
Seller regarding the Acquired Assets, including, without limitation, such operating manuals and records necessary for Buyer to own and operate the Acquired Assets in the ordinary course in Seller's possession or control.

                           (v)  Seller,   through  its   officers,   agents  and
employees, will put Buyer into full possession and enjoyment of all tangible Acquired Assets, terms FOB Seller, unless Buyer otherwise specifies in writing that title and risk of loss pass outside of California.

                  (c) Taking of Necessary Action; Further Action. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Buyer with full right, title and possession to all Acquired Assets, the officers and directors of Seller are fully authorized in the name of Seller or otherwise to take, and will take all such lawful and necessary and/or desirable action (including without limitation obtaining any required consents or approvals).

         1.5 Purchase Price Allocation. The Seller and Buyer agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit B.

         1.6 Sales Tax. The Seller agrees that it promptly shall pay all sales or similar taxes required to be paid by reason of the sale by the Seller to the Buyer of the Acquired Assets pursuant to this Agreement, based upon the allocation provided for in Exhibit B.



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

                                   ARTICLE II

                     CERTAIN REPRESENTATIONS AND WARRANTIES
                           OF SELLER AND SHAREHOLDERS

         In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a "Material Adverse Effect" or "Material Adverse Change" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects of such entity and its subsidiaries, taken as a whole.

         In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge. Except as set forth on Schedule 2 (the "Seller Disclosure Schedule," whereby the exceptions will be arranged in sections corresponding to the numbered representations and warranties set forth in this
Article II), the Seller and the Shareholders, hereby each jointly and severally represent and warrant to Buyer the following as of the Closing Date:

         2.1 Organization, Standing and Power. Seller is a corporation duly organized and validly existing under the laws of the State of Washington. Seller has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on such entity or the Acquired Assets. Seller has delivered a true and correct copy of its Articles of Incorporation and Bylaws or other charter documents, as applicable, each as amended to date, to Buyer. Seller is not in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents.

         2.2 Authority. Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligations of Seller enforceable against Seller in accordance with its terms. The execution and delivery of this Agreement by Seller do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the organizational documents of Seller, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any of their respective properties or assets. No consent, approval, order or authorization of, or registration or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental

Entity") is required by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation of the Acquisition except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

         2.3 Subsidiaries. Seller does not directly or indirectly own any equity or similar interest or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

         2.4 Valid Ownership Effective Transfer of Necessary Rights.

                  (a) Ownership. Seller owns and has good and marketable title to all of the Acquired Assets free and clear of all Encumbrances, and has the rights to sell, assign, transfer, and deliver the Acquired Assets.

                  (b) Effective Transfer of Necessary Rights. Upon the Closing, by means of this Agreement, together with the documents, instruments and agreements contemplated hereby, Seller will transfer good and marketable title to all Acquired Assets (including the Intellectual Property, as defined hereafter) to Buyer, free and clear of all Encumbrances. The Acquired Assets transferred to Buyer pursuant to this Agreement, and the documents, instruments and agreements contemplated hereby will include all necessary assets and intellectual property rights related to the Seller's Business, free and clear of all Encumbrances.

         2.5 Financial Statements. Seller has delivered to Buyer the following financial statements for the Seller (collectively the "Financial Statements") which are attached hereto as Schedule 2.5:

                  (a) unaudited consolidated balance sheets and statements of income as of and for the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998 (the "Most Recent Fiscal Year End"); and

                  (b) unaudited consolidated balance sheet for the purpose of a Closing balance sheet dated as of August 31, 1998 (the "Most Recent Balance Sheet").

         2.6 Absence of Certain Changes or Events. Since the Most Recent Fiscal Year End, Seller has conducted the Seller's Business in the ordinary and usual course and, without limiting the generality of the foregoing, has not:

                           (i) suffered any Material Adverse Change;

                           (ii) sold, leased, transferred or assigned any of its
assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

                           (iii)  suffered  any  damage,  destruction  or  loss,
whether or not covered by insurance, in an amount exceeding Five Thousand U.S. Dollars ($5,000);

                           (iv)  granted  or  agreed  to make  any  increase  in
compensation payable to Seller's employees other than those occurring in the ordinary course of business consistent with Seller's past practices with respect to the Seller's Business;

                           (v)  permitted or allowed the  Acquired  Assets to be
subjected to any Encumbrance of any kind;

                           (vi) made any capital  investment in, any loan to, or
any acquisition of the securities or assets of any individual, partnership, corporation, association, trust, joint venture, unincorporated organization, or Governmental Entity in an amount exceeding Five Thousand U.S. Dollars ($5,000);

                           (vii) issued any note, bond or other debt security or
created incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than Five Thousand U.S. Dollars ($5,000) in the aggregate;

                           (viii) made any changes in the  accounting  method or
practices it follows, whether for general financial, or tax purposes, or any change in depreciation or amortization policy or rates adopted therein;

                           (ix) made any cash withdrawals or disbursements  from
the Seller's accounts outside of its ordinary course of business; or

                           (x)  agreed  to take  any  action  described  in this
Section 2.6 outside of its ordinary course of business or which would constitute a breach of any of the representations contained in this Agreement.

         2.7 Absence of Liabilities. Seller has no obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than as disclosed on the Most Recent Balance Sheet or as Assumed Contracts, and Buyer shall not assume any liabilities or obligations of Seller as a result of its purchase of the Acquired Assets.

         2.8 Litigation. There is no private or governmental action, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Seller, threatened against Seller (with respect to the Seller's Business), or that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement.

         2.9 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon Seller which has or could reasonably be expected to have the effect of prohibiting or impairing Buyer's future operation of the Seller's Business.

         2.10 Real Property. Schedule 1.1 contains descriptions of all real property owned by Seller or used or held for use in connection with the Seller's Business and leases or licenses or other rights to possession of any real property so used or held (collectively the "Real Property"). Seller has delivered to Buyer correct and complete copies of any leases or subleases related to such Real Property. With respect to the Real Property, Seller has good and marketable title to their interest in such Real Property, free and clear of all Encumbrances, except for liens to be released prior to or at Closing, if applicable, or those Encumbrances of record that are usual or customary. With respect to each lease (i) the leases are in full force and effect, and are valid, binding and enforceable in accordance with their respective terms, (ii) all accrued and currently payable rents and other payments required by such leases have been paid, (iii) Seller is not in default in any respect under any such leases and no notice of default or termination has been given or received, and (iv) Seller has not violated any term or condition under any such lease. No third-party consent or approval is required for the assignment of any such lease to Buyer, or for the consummation of the transactions contemplated herein. To the extent that any third-party consent or approval is required, such consent or approval shall be provided by Seller to Buyer prior to the Closing Date. Seller shall obtain appropriate estoppel letters with respect to any other persons or entities with an interest in the Leased Property, in a form reasonably satisfactory to Buyer.

         2.11 Inventory. The inventory included in the Acquired Assets (including raw materials, work in progress and finished goods) is as set forth on Schedule 1.1 and constitutes substantially all of the inventory relating to the Seller's Business. Such inventory is identified as to those items which are consistent with the current version of the Seller's Business product(s) and those items which are either inconsistent with such current version or otherwise obsolete or damaged. Seller has also identified on Schedule 1.1 all inventory that is on loan or consignment to customers, sales offices or design centers of the Seller's Business and the location of such inventory.

         2.12 Capital  Equipment and Hard Assets.  All tangible assets listed on
Schedule 1.1 are in substantially good condition and repair and are adequate for the uses to which they are being put or would be put in the ordinary course of business consistent with industry standards.

         2.13     Proprietary Rights.

                  (a) Seller neither owns nor is licensed under any patents or patent applications. Seller owns all rights, titles and interest in and to or has obtained licenses, whenever necessary and appropriate, to use all technology, software, software tools, know-how, processes, trade secrets, trade names, copyrights and other proprietary rights included in the Acquired Assets.
Schedule 2.13 contains an accurate and complete description of (i) all trademarks and tradenames in or related to the Acquired Assets, and a list of all licenses and other agreements relating thereto, and (ii) a list of all licenses and other know-how, or processes that Seller is licensed or otherwise authorized by such third parties to use, market, distribute or incorporate into the Acquired Assets (such software, technology, know-how and processes are collectively referred to as the "Third Party Technology"). No claims have been asserted against Seller (and Seller is not aware of any claims which are likely to be asserted against it or which have been asserted against others) by any person challenging or questioning the validity or effectiveness of any license or agreement relating thereto. To the best knowledge of Seller, none of the Acquired Assets nor the use of any trademarks, tradenames, copyrights, software, technology, know-how or processes contained in the Acquired Assets infringes on the rights of, constitutes misappropriation of, or in any way involves unfair competition with respect to, any proprietary information or intangible property right of any third person or entity, including without limitation any patent, trade secret, copyright, trademark or tradename.

                  (b) Except as set forth in Schedule 2.13, Seller has not granted any third party any right to manufacture, reproduce, distribute, market or exploit any of the Acquired Assets or any adaptations, translations, or derivative works based on the Acquired Assets or any portion thereof.

                  (c) All designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporating, embodying or reflecting any of the Acquired Assets at any stage of their development were written, developed and created solely and exclusively by employees of Seller without the assistance of any third party or entity or were created by third parties who assigned ownership of their rights to Seller in valid and enforceable consultant confidentiality and invention assignment agreements. Seller has kept secret and has not disclosed the source code for the software included within the Acquired Assets to any person or entity other than certain employees of Seller who are subject to the terms of a binding confidentiality agreement with respect thereto. Seller has taken all appropriate measures to protect the confidential and proprietary nature of such software.

         2.14 Taxes. Seller has timely filed within the time period for filing or any extension granted with respect thereto all federal, state, local and other returns and reports relating to any and all taxes or any other governmental charges, obligations or fees for taxes and any related interest or penalties ("Tax" or "Taxes") required to be filed by it with respect to the Seller's Business and the Acquired Assets and such returns and reports are true and correct. The Company has withheld and paid all Taxes required to be withheld and paid, with respect to (i) such returns and reports, (ii) all employees, independent contractor, shareholder, or other third party related to the Seller's Business, and (iii) all sales, use and similar Taxes. No income, sales, use or similar Tax return or report of the Company has been examined or audited by the Internal Revenue Service or any state taxing authority. There are no pending or, to the best of the Company's knowledge, threatened audits, examinations, assessments, asserted deficiencies or claims for additional Taxes.

         2.15 Employee Matters. Seller has no employee or consultant benefit plans or agreements, and to the extent it has had any of the foregoing in the past, Seller has no liabilities or obligations relating in any way whatsoever to the same.

         2.16 Compliance With Laws. Seller has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation (including, without limitation, laws and regulations relating to labor matters) with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on Seller. Seller has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity
(i) pursuant to which Seller currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Seller's business or the holding of any such interest (collectively referred to as "Seller Authorizations"), and all of such Seller Authorizations are in full force and effect, except where the failure to obtain or have any such Seller Authorizations could not reasonably be expected to have a Material Adverse Effect on Seller or the Acquired Assets.

         2.17     Environmental Matters.

                  (a) To the best of Shareholders' knowledge, Seller has complied in all material respects with all federal, state and local environmental laws, rules and regulations as in effect on the date hereof applicable to the Seller's Business and its operations. To the best of Seller's and Shareholders' knowledge, no hazardous or toxic waste, substance, material or pollutant (as those or similar terms are defined under the Comprehensive Environmental Response, Compensation and Liability act of 1980, as amended, 42 U.S.C. ss.ss.9601 et seq., Toxic Substances Control Act, 15 U.S.C. ss.ss.2601 et seq., or any other applicable federal, state and local environmental law, statute, ordinance, order, judgment, rule or regulation relating to the environment or the protection of human health ("Environmental Laws")), have been released, emitted or discharged or are currently located in, on, under, or about the real property on which the Acquired Assets are situated or contained in the tangible personal property included in the Acquired Assets. To the best of Shareholders' knowledge, the Acquired Assets and Seller's use thereof are not in violation of any Environmental Laws or any occupational, safety and health or other applicable law now in effect. Seller shall be, as of the Closing Date and thereafter, solely responsible for all environmental liabilities, of whatever kind and nature, arising out of or attributable to the operation or ownership of the Acquired Assets prior to the Closing Date.

                  (b) No Notice of Lack of Compliance with Environmental Laws. Neither Seller nor the Shareholders have been notified by any governmental authority of any violation by Seller or the Shareholders of any Environmental Laws.

         2.18 Brokers' and Finders' Fees. Seller has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         2.19     Contracts.

                  (a) Schedule 2.19 lists all contracts (collectively the "Contracts", each a "Contract" ) currently in force with any third party, including but not limited to, (i) agreements, contracts or commitments that call for fixed and/or contingent payments or expenditures by or to the Seller of more than Five Thousand Dollars ($5,000); or (ii) agreements, contracts or commitments with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not cancelable by it on notice of not longer than thirty (30) days and without liability, penalty or premium; or (iii) agreement to loan or advance any sums to any person, any line of credit, standby financing, revolving credit or other similar financing arrangement of any sort.

                  (b) Seller is not restricted by agreement from carrying on its business anywhere in the world.

                  (c) Except as set forth on Schedule 2.19, Seller is not under any liability or obligation, and no such outstanding claim has been made, with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, retailers, or other customers, except such liabilities, obligations and claims as, in the aggregate, do not exceed Five Thousand Dollars ($5,000).

                  (d) Seller has not guaranteed any obligations of other persons or made any agreements to acquire or guarantee any obligations of other persons.

                  (e) All material contracts, agreements and instruments to which Seller is a party are valid, binding, in full force and effect, and enforceable by Seller in accordance with their respective terms. No such material contract, agreement or instrument contains any material liquidated damages, penalty or similar provision. To the best of Seller's knowledge, no party to any such material contract, agreement or instrument intends to cancel, withdraw, modify or amend such contract, agreement or arrangement. No Contract requires any third party's consent, approval or waivers in connection with the execution and delivery of this Agreement or the consummation of the Acquisition. To the extent that any third-party consent or approval is required, such consent or approval shall be provided by Seller to Buyer prior to the Closing Date.

                  (f) Seller is not in default under or in breach or violation of, nor, to Seller's knowledge, is there any valid basis for any claim of default by Seller under, or breach or violation by Seller of, any contract, commitment or restriction to which Seller is a party or to which it or any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on the operations, assets, financial condition or prospects of Seller. To the best of Seller's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any other party under or any breach or violation by any other party of, any material contract, commitment, or restriction to which Seller is bound or by which any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on the operations, assets, financial condition or prospects of Seller.

         2.20 Insurance. Seller maintains insurance policies providing general coverage for full replacement value against risks commonly insured against. All of such policies are in full force and effect and Seller is not in breach or default of any provision thereof and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under such policies. Seller has not received notice from any issuer of any such policies of its intention to cancel, terminate or refuse to renew any policy issued by it.

         2.21 Customers . Seller has provided Buyer with a list of substantially all customers of the Seller's Business for the last three (3) years, together with a schedule of such customers' orders and specifying which orders (whether for revenue or not) have not yet been filled, and of those orders which have been filled, those as to which revenue has been recognized, the amount (if any) of cash collected and the amount of revenue deferred. Additionally, Seller has provided Buyer, for each listed customer order, a brief description of the status of that installation and any further commitments, contingencies, milestones or customer expectations with regard to that order.

         2.22     Investment in Buyer Shares.

                  (a) Seller (i) understands that the Buyer Shares have not been and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being acquired in reliance upon federal and state exemptions from registration requirements thereof, (ii) is acquiring the Buyer Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in Buyer, (iv) acknowledges that it has received all information it desires concerning Buyer, its common stock and any other matter it deems relevant or material to evaluating the merits and risks inherent in holding the Buyer Shares, (v) is able to bear the economic risk of investment and lack of liquidity inherent in holding the Buyer Shares.

                  (b) Seller understands that the Buyer Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or reliance upon an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Buyer Shares must be held until a transfer or disposition of the Buyer Shares is otherwise permitted pursuant to the Securities Act or applicable state securities laws. To the extent applicable, each certificate or other document evidencing any of the Buyer Shares shall be endorsed with the following restrictive legend:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF, OR EXEMPTION THEREUNDER, UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT."

         2.23   Representations   Complete.   None  of  the  representations  or
warranties made by Seller herein or in any Schedule hereto, or certificate furnished by Seller pursuant to this Agreement, when all such documents are read together in their entirety, contains any untrue statement of a material fact, or omits any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER


         3.1 Organization, Standing and Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Buyer has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Buyer. Buyer is not in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents.

         3.2 Authority. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. The execution and delivery of this Agreement by Buyer does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the Articles of Incorporation or Bylaws of Buyer or any of its subsidiaries, as amended, or (ii) any material mortgages indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or any of its respective properties or assets. No consent, approval, order or authorization of, or registration or declaration with, any Governmental Entity is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or the consummation of the Acquisition except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws.

         3.3 Validity of Buyer Shares. The Buyer Shares, when issued and delivered to Seller in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

         3.4 Litigation. There is no private or governmental action, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Buyer, threatened against Buyer, or that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement.

         3.5 Compliance With Laws. Buyer has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation (including, without limitation, laws and regulations relating to labor matters) with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on Buyer. Buyer has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which Buyer currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Seller's business or the holding of any such interest, and all of such authorizations are in full force and effect, except where the failure to obtain or have any such authorizations could not reasonably be expected to have a Material Adverse Effect on Buyer.

         3.6      Public Information.

                  (a) The Buyer shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

                  (b) The Buyer shall file with the Securities Exchange Commission (the "Commission") in a timely manner all reports and other documents the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Buyer has become subject to such reporting requirements of the Exchange Act.

                  (c) The Buyer shall furnish to a holder and/or a prospective purchaser of such Shares or Escrow Shares (a "Holder"), forthwith upon request
(i) a written statement by the Buyer as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as a Holder of any Shares or Escrow Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         3.7 Brokers' or Finders' Fees. Buyer is not a party to, or in any way obligated under, and has no knowledge of, any contract or outstanding claim for the payment of any broker's or finder's fee in connection with the origin, negotiation, execution or performance of this Agreement, the nonpayment of which could result in the placement of a lien or other encumbrance on the Acquired Assets, or a claim against Buyer or its affiliates.

         3.8 Representations Complete. None of the representations or warranties made by Buyer herein or in any Schedule hereto, or certificate furnished by Buyer pursuant to this Agreement, when all such documents are read together in their entirety, contains any untrue statement of a material fact, or omits any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE IV

                            COVENANTS OF THE PARTIES


         4.1 Representations and Warranties. On or after the Closing, Buyer, Seller or each of the Shareholders shall give detailed written notice to the other parties promptly upon learning of any fact which would render untrue any of the Party's representations or warranties contained in this Agreement or the information contained in any Schedule to this Agreement.

         4.2 Access to Documents. If, after the Closing Date, (i) in order to properly prepare its tax returns or other documents or reports required to be filed with governmental authorities or its financial statements; (ii) in connection with any threatened or pending litigation or claim which involves or may involve Buyer; or (iii) for any other reasonable purpose, it is necessary that Buyer be furnished with additional information or documents relating to the Acquired Assets and such information or documents are in the possession of Seller or Shareholders, and can reasonably be furnished to Buyer, Seller or Shareholders shall, upon written request therefor, promptly furnish such information or documents to Buyer. Buyer shall reimburse the Seller or Shareholders providing such information or documents for the cost of copying or shipping any requested documents.

         4.3 Transition Services Performed by Dave M. Carver. The Buyer hereby agrees to pay Dave M. Carver an hourly rate of $50 per hour for work performed by Dave M. Carver on behalf of the Seller which is (i) reasonable and appropriate for the transition and continuation of the Seller's Business and
(ii) authorized by the Chief Financial Officer of the Buyer or such officer that Buyer may designate from time to time prior to the work being performed. Dave M. Carver shall be responsible for providing a good-faith report of such work performed and hours worked to such officer of the Buyer.

         4.4 Covenant Not to Compete. As of the Closing Date, Dave M. Carver, by executing this Agreement, hereby agrees to enter into a five (5) year non-compete agreement covering the geographic territory in which the Seller currently does business, which agreement shall preclude solicitation or hiring of former employees of Seller hired by Buyer without Buyer's prior written consent, and further agrees that for a period of five (5) years from the Effective Date he will not, directly or indirectly, individually or as an owner, partner, shareholder, joint venturer, employee, consultant, principal, agent, trustee or licensor, or in any other similar capacity whatsoever of or for any person, firm, partnership, company or corporation (other than Buyer), (a) own, manage, consult with, operate, sell, control or participate in the ownership, management, operation, sales or control of (i) any business that competes with the business of Buyer (whether through stand-alone products or broader products that include equivalent functionality), and/or (ii) any business engaged in the design, research, development, marketing, sales, manufacturing or licensing of products that are substantially similar to or competitive with any products of Buyer (whether through stand-alone products or broader products that include equivalent functionality); (b) accept to provide consulting services on behalf of a customer of Buyer with the intent or purpose of depriving Buyer of business performed by Buyer by transferring such work to a department, division or affiliate of the customer or to a third party; or (c) request or advise any of the customers, suppliers or other business contacts of Buyer to withdraw, curtail, cancel or not increase their business with Buyer.

         4.5 No Publicity; Confidentiality. Without the consent of the other party, which consent may be granted by David Ruckert on behalf of Buyer, and Doug Carver on behalf of Seller, none of the Parties shall reveal the existence of or contents of this Agreement or make any internal or public announcements except to their respective professional advisors or as otherwise required by applicable law. The Parties acknowledge and agree that all confidential material or information delivered as part of any due diligence performed by the Parties shall be kept completely confidential by the Parties and the Parties' respective agents, representatives, or employees to any third party in any manner whatsoever, in whole or in part, without the prior written consent of the other party or by order of a court of competent jurisdiction. Each of the Parties agree to undertake reasonable precautions to safeguard and protect the confidentiality of all such confidential information, to accept responsibility for any breach of this Agreement by itself, or representatives or members of its organization, and at its sole expense to take all reasonable measures (including but not limited to court proceedings) to restrain its representatives or members of its organization from prohibited or unauthorized disclosure or uses of confidential information.

         4.6 Employee Matters. At the Closing Date, Buyer agrees to enter into an employment agreement with Doug Carver in substantially the form attached hereto as Exhibit C (the "Employment Agreement").

         4.7 Trademark Renewal. Within 30 days of the Closing Date, the Seller on behalf of the Seller or Buyer (as mutually determined by the Parties) shall have filed or shall have cause to be filed an application for registration for the trademark as originally issued under Registration Number 1536793 for the design mark "Fibre Optics International, Inc." with the United States Patent and Trademark Office (the "Trademark Renewal"); provided that all reasonable costs (including attorney's fees) associated to such Trademark Renewal shall be borne by the Seller and the Shareholders.

         4.8      Piggyback Registration.

                  (a) Notice of Registration. If, at any time after the one-year anniversary and before the two-year anniversary of the Closing Date, Buyer shall determine to register any of its equity securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction, Buyer will:

                           (i)  promptly  give  written  notice to Seller or the
Shareholders, if applicable, for so long as it continues to hold the registration rights contained herein (each for the purposes of this Section 4.7, a "Holder"), and

                           (ii)  include in such  registration  (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Buyer

Shares specified in a written request or requests, made within thirty (30) days after receipt of such written notice from Buyer, by any Holder.

                  (b) Right to Terminate Registration. The registration rights granted under this Section 4.7 are solely piggyback in nature, and the Buyer shall have the right to terminate or withdraw any registration initiated by it under this Section 4.7 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

         4.9 Post-Closing Buyer Covenants. In accordance with Buyer's Stock Option Plan, a copy of which has been provided to Seller, and Buyer's policy for granting options, Buyer hereby agrees to (i) grant an option to purchase 7,500 shares of common stock of the Buyer to Steve Fancher and (ii) grant options to Douglas S. Carver under the Employment Agreement at the next meeting of the Board Compensation Committee of the Buyer to be held as soon as reasonably practicable after the Closing Date.

         4.10 Reasonable Best Efforts; Further Assurances. Each of the Parties to this Agreement shall use its or their reasonable best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.



                                    ARTICLE V

                             ESCROW; INDEMNIFICATION


         5.1 Escrow Fund. As soon as practicable after the Closing, the Escrow Shares shall be deposited in an escrow with the Bank of San Francisco (or other institution selected by Buyer with the reasonable consent of Seller) as escrow agent (the "Escrow Agent"), such deposit to constitute the "Escrow Fund" and to be governed by the terms set forth herein and in the escrow agreement attached hereto as Exhibit D (the "Escrow Agreement"). The Escrow Fund shall be available to compensate Buyer pursuant to the indemnification obligations of Seller set forth in this Agreement, with respect to Damages (as defined below) arising by reason of Seller's failures under Section 5.2 hereafter. The Escrow Fund shall act as partial security for Seller's indemnification obligations set forth in this Agreement, but shall not serve as Buyer's exclusive remedy with respect thereto. The Escrow Fund shall be released upon the later of (i) February 28, 1999 and (ii) completion of delivery of all Acquired Assets by Seller to Buyer (the "Escrow Period"), as provided in and subject to the terms of the Escrow Agreement.

         5.2      Indemnification.

                  (a) Indemnification by Seller and Shareholders. Subject to the limitations set forth in this Article V, Seller and Shareholders, jointly and severally, will defend, indemnify, and hold harmless Buyer and its respective officers, directors, agents and employees, and each person, if any, who controls or may control Buyer within the meaning of the Securities Act (individually, an "Indemnified Person" and collectively, "Indemnified Persons"), and shall reimburse Indemnified Persons, for, from and against any and all losses (which shall include any diminution in value), costs, damages, liabilities and expenses arising from claims, demands, actions and causes of action, including, without limitation, reasonable legal fees, (collectively, "Damages") arising out of (i) any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Seller or Shareholders in this Agreement, or any exhibit or other schedule to this Agreement, or (ii) transactions, events, acts or omissions of or by Seller or Shareholders relating to the Seller's Business on or before the Closing.

                  (b) Indemnification by Buyer. Subject to the limitations set forth in this Article V, Buyer shall defend, indemnify and hold harmless Seller and the Shareholders, and shall reimburse Seller and the Shareholders, for, from and against all Damages arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants or agreements given or made by Buyer in this Agreement or any exhibit or other schedule to this Agreement.

                  (c) Limitations. In no event shall the liability under Sections 5.2(a) or (b) exceed the amount of the Purchase Price (such that the Buyer Shares shall remain valued at the Closing Price); provided, however, to the extent Buyer Shares are valued less than the Closing Price at the time in which indemnification is sought, Buyer's remedy as to the amount of the Purchase Price shall be limited to that amount which takes into account such value of the Buyer Shares.

                  (d) Threshold. Buyer will not be entitled to make a claim against Seller or the Shareholders under Section 5.2(a) and the Seller or Shareholders will not be entitled to make a claim against the Buyer under
Section 5.2(b) unless and until the aggregate amount of indemnifiable losses incurred exceeds Ten Thousand U.S. Dollars ($10,000). At such time, such aggregate threshold amount shall be fully and completely subject to all prior claims and, for purposes of Buyer's claims, payable from the Escrow Fund subject to the terms and conditions of the Escrow Agreement.

                  (e) Indemnification Procedure Proceeding Against the Escrow Fund. All claims for indemnification asserted against the Escrow Fund shall be asserted and resolved as set forth in the Escrow Agreement.


                                   ARTICLE VI

                              CONDITIONS TO CLOSING


         6.1 Buyer's Conditions to Closing. The obligations of Buyer hereunder are subject to fulfillment or satisfaction, on and as of the Closing, of each the following conditions (any one or more of which may be waived by the Buyer):

                  (a) Representations and Warranties. Each of the representations and warranties Seller and Shareholders have set forth in Article II above shall be true and correct in all material respects at and as of the Closing Date.

                  (b) Performance. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Seller and Shareholders at or prior to the Closing shall have been duly complied with and performed in all material respects.

                  (c) No Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

                  (d) No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding against any party hereto by or before any governmental entity requesting or looking toward an order, judgment or decree that (i) restrains or prohibits the consummation of the transactions contemplated hereby, or (ii) would have a material adverse effect on Buyer's ability to exercise control over or manage the Acquired Assets or the Seller's Business after the Closing.

                  (e) Consents. All material written consents, approvals, assignments, waivers or authorizations, including Seller Authorizations and other consents scheduled hereto, that are required to be obtained as a result of the transactions contemplated by this Agreement or for the continuation in full force and effect of any of the Contracts shall have been obtained.

                  (f) Delivery of Deliverables. Seller and Shareholders shall deliver or cause to be delivered each of the following deliverables, duly executed and/or reasonably satisfactory in form and substance to Buyer, to Buyer at the Closing:

                           (i) the Acquired Assets by making the Acquired Assets
available to Buyer;

                           (ii) a  certificate  signed by the  President  of the
Seller to the effect that each of the conditions specified above in Section 6.1(a)-(d) is satisfied in all material respects;

                           (iii)  all  required  third  party  and  Governmental
Entity consents in accordance with Section 6.1(e);

                           (iv) the executed  opinion of Bulivant Houser Bailey,
P.C., as Seller's Counsel, dated as of the Closing Date and substantially in the form attached as Exhibit E hereto;

                           (v)  executed   copies  of  the  Bill  of  Sale,  the
Employment Agreement, a Certification of Non Foreign Status completed by the Seller, and the Escrow Agreement;

                           (vi)  a  certificate,  signed  by  the  Secretary  of
Seller, certifying as to the truth and accuracy of and attaching copies of all board of directors resolutions adopted in connection with the Acquisition; and

                           (vii)  completed  Schedules  to  this  Agreement,  as
applicable to the Seller and/or Shareholders.

                  (g) Other Matters. All actions required to be taken by Sellers and Shareholders in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyers.

         6.2 Seller's Conditions to Closing. The obligations of Seller hereunder are subject to fulfillment or satisfaction, on and as of the Closing, of each of the following conditions (any one or more of which may be waived by Seller, but only in a writing signed by Seller):

                  (a)    Representations    and   Warranties.    Each   of   the
representations and warranties Buyer has set forth in Article III above shall be true and correct in all material respects at and as of the Closing Date.

                  (b) Performance. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Buyer at or prior to the Closing shall have been duly complied with and performed in all material respects.

                  (c) No Injunction. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

                  (d) No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding against any party hereto by or before any governmental entity requesting or looking toward an order, judgment or decree that restrains or prohibits the consummation of the transactions contemplated hereby.

                  (e) Delivery of Deliverables. Buyer shall deliver each of the following Deliverables, duly executed and/or reasonably satisfactory in form and substance to Buyer, to Buyer at the Closing:

                           (i)  the  Purchase  Price  in  the  form  and  manner
required under Section 1.3 above;

                           (ii)  the  executed  opinion  of  Gray  Cary  Ware  &
Freidenrich LLP, counsel to Buyer, in substantially the form attached hereto as Exhibit F;

                           (iii) executed  copies of the Escrow  Agreement,  the
Employment Agreement, and the resale certificate, in substantially the form attached hereto as Exhibit G (the "Resale Certificate");

                           (iv) a certificate signed by an authorized officer of
the Buyer to the effect that each of the conditions specified above in Section 6.2(a)-(b) is satisfied in all material respects;

                           (v) a certificate,  signed by the Secretary of Buyer,
certifying as to the truth and accuracy of and attaching copies of all board of directors resolutions adopted in connection with the Acquisition; and

                           (vi)  completed  Schedules  to  this  Agreement,   as
applicable to the Buyer.

                  (f) Other Matters. All actions required to be taken by Buyer in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller.



                                   ARTICLE VII

                               GENERAL PROVISIONS

         7.1 Survival at Closing. The representations, warranties and agreements set forth in this Agreement shall survive the Closing, except the representations, warranties and/or agreements set forth in Article II, Article III and Article IV shall survive until the latest of (i) the second anniversary of the Closing; (ii) with respect to Section 2.13 (Taxes) the expiration of all applicable statutes of limitations; and (iii) final resolution of any pending claim under Article VI (but only as to such pending claim or claims).

         7.2 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Moreover, each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the Parties each acknowledge that it would be extremely impracticable to measure the resulting damages. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the U.S. or any state having jurisdiction, this being in addition to any other remedy to which they are entitled in law or in equity.

         7.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the Parties at the following address (or at such other address for a party as shall be specified by like notice):

                  (a)      if to Seller or any of the Shareholders to:

                                Fibre Optics International, Inc.
                                309 S. Cloverdale Street
                                Bldg. D-2
                                Seattle, Washington 98108
                                Attention: Douglas S. Carver, President
                                Facsimile No.:  (206) 762-3503
                                Telephone No.:  (206) 762-2922

                           with a copy to:

                                Bulivant Houser Bailey, P.C.
                                1601 Fifth Avenue, Suite 2400
                                Seattle, Washington 98101-1618
                                Attention: Douglas A. Luetjen, Esq.
                                Facsimile No.: (206) 386-5130
                                Telephone No.: (206) 292-8930

                  (b)      if to Buyer, to:

                                Fiberstars, Inc.
                                2883 Bayview Drive
                                Fremont, California 94538
                                Attention: David N. Ruckert, Chief Executive
                                           Officer
                                Facsimile No.: (510) 490-0947
                                Telephone No.: (510) 490-0719

                           with a copy to:

                                Gray Cary Ware & Freidenrich
                                100 Congress Avenue, Suite 1440
                                Austin, Texas 78701
                                Attention:  Paul E. Hurdlow, Esq.
                                Facsimile No.:  (512) 457-7070
                                Telephone No.:  (512) 457-7020

         7.4 Interpretation. When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning, or interpretation of this Agreement.

         7.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

         7.6 Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits and the Schedules, (a) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof, (b) are not intended to confer upon any other person any, rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

         7.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         7.8 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         7.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law. Each of the Parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of California, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         7.10 Rules of Construction. The Parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         7.11 Amendments and Waivers. No amendment of any provisions of this Agreement shall be valid unless it is in writing and signed by Buyer and Seller. No waiver by Buyer or Seller of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

         7.12 Expenses. Whether or not the Acquisition is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and expenses of its advisers, accountants and legal counsel) shall be paid by the party incurring such expense.



            (The remainder of this page is intentionally left blank.)

         IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                FIBRE OPTICS INTERNATIONAL, INC.,
                                a Washington corporation


                                By:    /s/ DOUGLAS S. CARVER
                                   ---------------------------------------------
                                       Douglas S. Carver
                                       President

                                FIBERSTARS, INC.,
                                a California corporation


                                By:    /s/ DAVID N. RUCKERT
                                   ---------------------------------------------
                                       David N. Ruckert
                                       Chief Executive Officer


                                SHAREHOLDERS:

                                  ---------------------------------------------
                                  /s/ DOUGLAS S. CARVER
                                  DOUGLAS S. CARVER

                                  ---------------------------------------------
                                  /s/ DAVE M. CARVER
                                  DAVE M. CARVER







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